UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 30, 2014

ECOLOGY COATINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8605 Santa Monica Boulevard

Los Angeles, CA 90069

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(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(310) 598-7872

(Former Name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – CHANGES IN REGIRANT’S CERTIFYING ACCOUNTANT

On October 29, 2014, the Registrant engaged the services of John Scrudato, C.P.A., and his firm Scrudato & Co., P.C. as the its certifying accountant.

The Registrant’s former certifying accountant had resigned on January 4, 2013 as first reported on the Registrant’s Current Report on Form 8-K dated January 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGY COATINGS, INC.

DATE:  October 30, 2014 By:  /s/ Shulamit Lazar

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Shulamit Lazar